UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report:(Date of earliest event reported)

                                August 31, 2004
                                  -----------

                              Datameg Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    000-12493                     13-3134389
                    ---------                    ----------
        (Commission File Number)      (IRS Employer Identification No.)


                9 West Broadway, Boston, MA                02127
              --------------------------------------         -----
           (Address of principal executive offices)       (Zip Code)


                                 (617) 451-3870
                          ----------------------------
                         Registrant's telephone number


                                 Not Applicable
                      ------------------------------------
        (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Amended Current Report on Form 8-K/A furnishes two updated exhibits to our Current Report on Form 8-K as filed with the SEC on August 31, 2004. Except for the following two exhibits, which provide updated shares outstanding information, the Form 8-K as filed with the SEC on August 31, 2004 remains unchanged.

Item 7.01 - Regulation FD Disclosure

We are furnishing a copy of our stockholder solicitation as an exhibit to this current report on Form 8-K. We are soliciting the written consent of our stockholders to remedy corporate governance issues that we identify and describe in the stockholder solicitation, which is attached as Exhibit 20.01 to this current report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit 20.01 (furnished herewith) - Stockholder Solicitation dated August 31, 2004.

Exhibit 20.02 (filed herewith) - Datameg Reincorporation - Agreement and Plan of Merger.

Exhibit 20.03 - Datameg Delaware Certificate of Incorporation *

Exhibit 20.04 - Datameg Delaware Bylaws *

Exhibit 20.05 - Datameg New York Bylaws *

*  Filed as an exhibit to our Current Report on Form 8-K on August 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

        /s/ Andrew Benson
  --------------------------
By:    Andrew Benson, Chairman

Date:  September 3, 2004